UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 28, 2004
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1727	39-1775292

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Item 2.02 Results of Operations and Financial Condition

On October 28, 2004 WPS Resources Corporation will issue a news release announcing its financial results for the quarter ended September 30, 2004, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

WPS Resources will hold an earnings conference call on October 28, 2004 to discuss the 2004 financial performance of WPS Resources and its subsidiaries. For information on how to participate in the conference call, see the news release attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits. The following exhibit is being filed herewith:
		99.1	News Release dated October 28, 2004 regarding consolidated net income for the quarter ended September 30, 2004 for WPS Resources Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: October 28, 2004

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WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated October 28, 2004

Exhibit Number
99.1	News Release dated October 28, 2004 regarding consolidated net income for the quarter ended September 30, 2004 for WPS Resources Corporation

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